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                                                                 EXHIBIT 10.19.1

                         [FORM OF PLAN OPTION AGREEMENT]

                           SINOFRESH HEALTHCARE, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                       FOR
                               [NAME OF OPTIONEE]

                                    AGREEMENT

      1. GRANT OF OPTION. SinoFresh Healthcare, Inc., a Florida corporation (the "Company") hereby grants, as of ________________, 200___ (the "Date of Grant"), to __________________________ ("Optionee") an option (the "Option") to purchase up to ____________________ (________) shares of the Company's Common Stock, no par value (the "Stock"), at an exercise price per share equal to ______________ ($_____) (the "Option Price"). The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 2002 Stock Option Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.

      2. DEFINITIONS. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

      3. EXERCISE SCHEDULE. Except as otherwise provided in Section 6 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of shares of Stock as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of shares of Stock granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Related Corporation through and on the applicable Vesting Date:

                  Percentage of Stock           Vesting Date

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. As soon as the Optionee no longer is employed by the Company and its Related Corporations, or is no longer serving as a Director, any unvested portion of the Option shall terminate and be null and void.

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      4.    METHOD OF EXERCISE. This Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of shares of Stock in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the exercise price, and (b) arrangements that are satisfactory to the Plan Administrator (as defined in the Plan) in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No shares of Stock will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.

      5. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with shares that have been held by the Optionee for at least 6 months (or such other shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); (d) subject to there being an effective Form S-8 registration statement in place for the Plan, pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Plan Administrator shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Stock or a margin loan sufficient to pay the Option Price and any applicable income or employment taxes; or (d) such other consideration or in such other manner as may be determined by the Plan Administrator in its absolute discretion.

      6.    TERMINATION OF OPTION.

            (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (i) unless the Plan Administrator otherwise determines in writing in its sole discretion, three (3) months after the date on which the Optionee's employment with the Company and its Subsidiaries is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement (and unless otherwise defined in Optionee's employment agreement), shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Plan Administrator, which Disability has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or (C) death;

                  (ii) immediately upon the termination of the Optionee's employment with the Company and its Related Corporations for Cause;

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                  (iii) unless the Plan Administrator determines in writing in its sole discretion, twelve (12) months after the date on which the Optionee's employment with the Company and its Related Corporations is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Plan Administrator;

                  (iv) unless the Plan Administrator determines in writing in its sole discretion, twelve (12) months after the date of termination of the Optionee's employment with the Company and its Related Corporations by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (iii) of this Section 6); or

                  (v)   the fifth (5th) anniversary of the Date of Grant.

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Related Corporation, refer to the termination of the Optionee's service with the Company.

            (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, or the Company's outstanding shares are converted into or exchanged for securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or a parent or subsidiary of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 5(m) of the Plan, and (ii) the Plan Administrator in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in
Section 7(b)(i) below in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Plan Administrator shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

      7.    ACCELERATION OF EXERCISABILITY OF OPTION.

            (a) This Option shall become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof,
(i) there is a Change in Control," as defined in Section 7(b) below, that occurs while the Optionee is employed by the Company or any of its Related Corporations, (ii) the Plan Administrator exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Sections 6(b)(ii) hereof, or (iii) the Option is terminated pursuant to Section 6(b)(i) hereof.

            (b)   A "Change in Control" shall be deemed to have occurred upon:

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                  (i)   Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                  (ii) Individuals who, as of the date on which the Option is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a 11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                  (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Related Corporations, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Related Corporations.

            (c) In connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Option or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on the Optionee than existed on the 90th day preceding the Change in Control.

            (d) Notwithstanding anything to the contrary contained in this Agreement, the merger of the Company with and into SinoFresh Acquisition Corp., a Florida corporation, shall not constitute a "Change of Control" hereunder.

      8. TRANSFERABILITY. Unless otherwise determined by the Plan Administrator, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable

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only by the Optionee or the Optionee's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      9. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

      10. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

      11. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.

      12. INTERPRETATION / PROVISIONS OF PLAN CONTROL. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Plan Administrator as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions arising under the Plan and this Agreement.

      13. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's President at 516 Paul Morris Drive, Englewood, Florida 34223, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

      14. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Stock. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES OF STOCK.

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            (a)   EXERCISE OF OPTION. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Stock on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (b) DISPOSITION OF STOCK. If the Stock is held for at least one year, any gain realized on disposition of the Stock will be treated as long-term capital gain for federal income tax purposes.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                      COMPANY:

                                      SinoFresh HealthCare, Inc., a Florida
                                       corporation

                                      By:______________________________________

                                      Name: Charles Fust
                                      Title: Chairman and CEO

      Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

                                              OPTIONEE:

                                              _________________________________
                                              Name: [NAME OF OPTIONEE]

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